UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2019

Eaton Vance

Senior Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	46

Federal Tax Information	47

Dividend Reinvestment Plan	48

Board of Trustees’ Contract Approval	50

Management and Organization	53

Important Notices	56

Eaton Vance

Senior Income Trust

June 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return for the 12-month period ended June 30, 2019, with the S&P/ LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 3.97%. Coupon income represented the majority of performance, as loan prices eased over the period amid weakening technical conditions. The average loan price within the Index softened to $96.80 at the end of June 2019, down from $98.10 as the period commenced — but up from a monthly low of $93.80 in December 2018.

In the opening months of the period, the U.S. fixed income market was still in a rising-rate environment, with the U.S. Federal Reserve Board (the Fed) announcing a rate hike in September 2018 — its third of the year — and investors generally expecting incremental hikes to continue. While rising rates were a negative for most fixed income asset classes, they helped demand for floating-rate investments.

But as 2018 came to a close, a return of marked volatility in equities and a subsequent pivot to dovish comments by the Fed led investors to reduce exposure in corporate asset classes, including loans, as they feared weakness in the U.S. economy. As market participants increasingly anticipated falling interest rates, demand for floating-rate investments weakened, leading to market value declines in the final quarter of 2018. In January and February of 2019, however, the floating-rate market experienced a recovery, erasing a large portion of the losses in the previous quarter. Price performance was mixed in the final months of the period, down in March before rallying in April, then easing again in May and June.

The par amount of loan outstandings grew during the period to a record $1.2 trillion, up approximately $150 billion as the supply of new loans within the Index expanded. On the demand side, institutional investors represented the vast majority of loan market demand, with investor interest throughout the period. However, a key offset proved to be retail mutual fund redemptions — despite otherwise sound loan market fundamentals and strong buying activity among institutional investors.

Corporate fundamentals continued to reflect the relatively benign economic environment, as the U.S. recovery held steady during the period. On a last-12-months basis, the loan default rate closed the period at 1.34% on a par-weighted basis, down from almost 2% at the start of the period and well below its long-term average of approximately 3%.

Fund Performance

For the 12-month period ended June 30, 2019, Eaton Vance Senior Income Trust (the Fund) shares returned 4.46% at net asset value (NAV), outperforming the 3.97% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. In keeping with its objective to provide a high level of current income, consistent with the preservation of capital, the Fund has historically tended to overweight higher-rated loans relative to the Index. This strategy may help the Fund experience limited credit losses over time, but it may detract from relative results versus the Index in times when lower-rated loans perform well.

For the 12-month period, BBB-rated8 loans in the Index returned 4.38%, BB-rated loans in the Index returned 4.08%, B-rated loans in the Index returned 4.22%, CCC-rated loans in the Index returned 2.39%, and D-rated (defaulted) loans in the Index returned –10.72%. Given this performance mix, the Fund’s positioning and resulting underweight, relative to the Index, to CCC-rated loans and defaulted loans helped performance versus the Index.

Performance was also helped by the Fund’s holdings in high-yield bonds, as the high-yield asset class outperformed the loan market during the period — and high-yield bonds are not included in the Index. The Fund’s employment of investment leverage6 also contributed to performance versus the Index, which does not employ leverage. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying the Fund’s underlying investments in both up and down market environments. The use of leverage amplified the positive total return of the Fund’s underlying portfolio during the period. Additionally, the repurchase of a portion of the Fund’s auction preferred shares at a discount to their par value contributed to performance versus the Index.

Credit selection detracted from performance versus the Index for the period. Examples include loan picks within the financial intermediaries, retailers (except food and drug), and oil and gas sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, John Redding, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	10/30/1998	4.46%	5.48%	9.10%
Fund at Market Price	—	3.88	4.46	9.45
S&P/LSTA Leveraged Loan Index	—	3.97%	3.68%	6.17%

% Premium/Discount to NAV[4]
				–11.63%

Distributions[5]
Total Distributions per share for the period				$0.388
Distribution Rate at NAV				5.79%
Distribution Rate at Market Price				6.55%

% Total Leverage[6]
Auction Preferred Shares (APS)				9.23%
Borrowings				25.27

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2019

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.3%

TransDigm, Inc.	1.2

Bausch Health Companies, Inc.	1.2

Asurion, LLC	1.2

Jaguar Holding Company II	0.9

Infor (US), Inc.	0.8

Virgin Media Investment Holdings Limited	0.8

Uber Technologies	0.8

MA FinanceCo., LLC	0.7

Hyland Software, Inc.	0.7

Total	9.6%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	11.6%

Health Care	9.2

Business Equipment and Services	8.5

Chemicals and Plastics	4.7

Telecommunications	4.7

Drugs	4.1

Cable and Satellite Television	4.1

Leisure Goods/Activities/Movies	4.0

Industrial Equipment	3.8

Lodging and Casinos	3.6

Total	58.3%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% and 92% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2019, the Fund is managed by Scott H. Page, John Redding, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney. Mr. Page will serve as a member of the portfolio management team of the Fund through October 31, 2019.

5

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 134.7%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.2%

Dynasty Acquisition Co., Inc.

Term Loan, 6.33%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		244	$245,215

IAP Worldwide Services, Inc.

Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(2)		161	160,790

Term Loan - Second Lien, 8.83%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)		211	169,384

TransDigm, Inc.

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		2,904	2,855,343

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		1,210	1,186,416

Wesco Aircraft Hardware Corp.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		410	407,639

WP CPP Holdings, LLC

Term Loan, 6.34%, (3 mo. USD LIBOR + 3.75%), Maturing April 30, 2025		744	744,685

			$5,769,472

Automotive — 3.6%

Adient US, LLC

Term Loan, 6.87%, (USD LIBOR + 4.25%), Maturing May 6, 2024(4)		675	$659,672

American Axle and Manufacturing, Inc.

Term Loan, 4.72%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		1,434	1,406,287

Apro, LLC

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024		121	120,671

Belron Finance US, LLC

Term Loan, 5.07%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024		246	246,401

Chassix, Inc.

Term Loan, 8.06%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		640	641,050

Dayco Products, LLC

Term Loan, 6.77%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		490	476,881

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	225	255,741

Term Loan, 4.82%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025		124	122,278

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

IAA Spinco, Inc.

Term Loan, Maturing May 22, 2026(5)		275	$276,375

L&W, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		371	363,825

Panther BF Aggregator 2 L.P.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		1,675	1,663,275

Tenneco, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		1,692	1,564,637

Thor Industries, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		617	609,703

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	361	410,166

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		430	426,554

Tower Automotive Holdings USA, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		224	218,918

			$9,462,434

Beverage and Tobacco — 0.7%

Arterra Wines Canada, Inc.

Term Loan, 5.17%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		1,197	$1,187,561

Flavors Holdings, Inc.

Term Loan, 8.08%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		271	255,059

Term Loan - Second Lien, 12.33%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		500	412,500

			$1,855,120

Brokerage / Securities Dealers / Investment Houses — 0.2%

Advisor Group, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		273	$273,194

OZ Management L.P.

Term Loan, 7.19%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		72	71,500

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 10.08%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023		250	251,250

			$595,944

6	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development — 3.9%

American Builders & Contractors Supply Co., Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	1,369	$1,350,645

Beacon Roofing Supply, Inc.

Term Loan, 4.66%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	272	268,770

Brookfield Property REIT, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	447	437,010

Core & Main L.P.

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	519	518,834

CPG International, Inc.

Term Loan, 5.93%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	915	900,883

DTZ U.S. Borrower, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	2,605	2,601,066

Henry Company, LLC

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	195	195,444

NCI Building Systems, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	347	338,684

Quikrete Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	1,202	1,183,049

RE/MAX International, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	896	894,860

Summit Materials Companies I, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	296	294,392

Werner FinCo L.P.

Term Loan, 6.33%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	541	519,790

WireCo WorldGroup, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	267	268,189

Term Loan - Second Lien, 11.40%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	575	574,641

		$10,346,257

Business Equipment and Services — 12.6%

Acosta Holdco, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	1,032	$384,876

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Adtalem Global Education, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		173	$173,304

AlixPartners, LLP

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	350	398,731

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		1,052	1,051,354

Allied Universal Holdco, LLC

Term Loan, Maturing June 26, 2026(5)		61	60,747

Term Loan, Maturing June 26, 2026(5)		614	613,549

Altran Technologies S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 20, 2025	EUR	679	775,008

AppLovin Corporation

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2025		1,643	1,640,507

Belfor Holdings, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		225	226,688

Blitz F18-675 GmbH

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	725	831,508

Bracket Intermediate Holding Corp.

Term Loan, 6.82%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		422	420,758

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.79%, (USD LIBOR + 4.25%), Maturing June 21, 2024(4)		245	238,140

Camelot UK Holdco Limited

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		521	523,226

Ceridian HCM Holding, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		695	696,917

Change Healthcare Holdings, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		3,016	2,996,647

Crossmark Holdings, Inc.

DIP Loan, 9.90%, (1 mo. USD LIBOR + 7.50%), Maturing July 15, 2019		59	59,054

Term Loan, 0.00%, Maturing December 20, 2019(6)		694	246,368

Cypress Intermediate Holdings III, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing April 26, 2024		1,208	1,194,958

Deerfield Dakota Holding, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		748	727,845

7	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 6.38%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)		617	$613,716

Education Management, LLC

Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		162	0

Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		207	38,729

EIG Investors Corp.

Term Loan, 6.27%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		1,457	1,449,465

Element Materials Technology Group US Holdings, Inc.

Term Loan, 6.15%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		172	172,016

Garda World Security Corporation

Term Loan, 6.03%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		923	918,305

Term Loan, 6.26%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	417	314,868

IG Investment Holdings, LLC

Term Loan, 6.37%, (USD LIBOR + 4.00%), Maturing May 23, 2025(4)		1,119	1,111,223

IRI Holdings, Inc.

Term Loan, 7.02%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025		970	969,519

Iron Mountain, Inc.

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		420	408,408

J.D. Power and Associates

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		1,071	1,068,184

KAR Auction Services, Inc.

Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		229	229,065

Kronos Incorporated

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		2,773	2,769,781

KUEHG Corp.

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025		1,432	1,429,728

Term Loan - Second Lien, 10.58%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025		200	199,750

Monitronics International, Inc.

Term Loan, 10.00%, (USD Prime + 4.50%), Maturing September 30, 2022		883	843,352

PGX Holdings, Inc.

Term Loan, 7.66%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		573	544,602

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Ping Identity Corporation

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025		173	$173,033

Pre-Paid Legal Services, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		206	205,875

Prime Security Services Borrower, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		1,130	1,124,276

Red Ventures, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		667	665,882

SMG US Midco 2, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025		123	122,859

Solera, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		1,112	1,106,816

Spin Holdco, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		1,696	1,666,055

Tempo Acquisition, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		909	906,122

Vestcom Parent Holdings, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		241	230,177

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		123	122,157

West Corporation

Term Loan, 6.02%, (3 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		149	137,084

Term Loan, 6.52%, (3 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		517	483,404

ZPG PLC

Term Loan, 5.22%, (1 mo. GBP LIBOR + 4.50%), Maturing June 30, 2025	GBP	350	437,746

			$33,722,382

Cable and Satellite Television — 5.8%

Altice France S.A.

Term Loan, 6.08%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		347	$337,803

Term Loan, 6.39%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		700	686,980

8	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		1,711	$1,686,923

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		474	467,495

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		594	588,131

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	221	243,078

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		882	842,310

Radiate Holdco, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		908	889,383

Telenet Financing USD, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		1,225	1,213,643

Unitymedia Finance, LLC

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		450	449,241

Unitymedia Hessen GmbH & Co. KG

Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	500	569,261

UPC Financing Partnership

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		1,488	1,487,997

Virgin Media Bristol, LLC

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		3,250	3,242,327

Ziggo Secured Finance B.V.

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	1,075	1,221,827

Ziggo Secured Finance Partnership

Term Loan, 4.89%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		1,700	1,668,242

			$15,594,641

Chemicals and Plastics — 6.9%

Alpha 3 B.V.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		646	$633,934

Aruba Investments, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		436	434,180

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Axalta Coating Systems US Holdings, Inc.

Term Loan, 4.08%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		1,255	$1,242,317

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	287	327,024

Emerald Performance Materials, LLC

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		236	236,041

Term Loan - Second Lien, 10.15%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		275	270,417

Ferro Corporation

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		159	157,652

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		162	161,079

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		196	194,181

Flint Group GmbH

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		71	59,411

Flint Group US, LLC

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		429	359,391

Gemini HDPE, LLC

Term Loan, 5.09%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		757	754,960

H.B. Fuller Company

Term Loan, 4.38%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		859	846,135

Hexion, Inc.

DIP Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing October 1, 2020		125	125,155

Term Loan, Maturing June 25, 2026(5)		350	346,500

Term Loan, Maturing June 25, 2026(5)	EUR	700	796,468

Ineos Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	1,428	1,618,988

Ineos US Finance, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		493	487,062

Invictus U.S., LLC

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		222	220,799

Kraton Polymers, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		452	451,715

9	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Messer Industries GmbH

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		698	$689,085

Minerals Technologies, Inc.

Term Loan, 4.65%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		411	411,250

Momentive Performance Materials, Inc.

Term Loan, 5.59%, (3 mo. USD LIBOR + 3.25%), Maturing April 16, 2024		225	223,734

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	363	412,770

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		478	475,728

Platform Specialty Products Corporation

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		299	298,065

PMHC II, Inc.

Term Loan, 6.10%, (USD LIBOR + 3.50%), Maturing March 31, 2025(4)		173	158,123

Polar US Borrower, LLC

Term Loan, 7.34%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		448	442,702

PQ Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		1,333	1,328,759

Spectrum Holdings III Corp.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		157	148,217

Starfruit Finco B.V.

Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	200	228,642

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		1,347	1,328,664

Tronox Finance, LLC

Term Loan, 5.37%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		1,453	1,440,451

Univar, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		988	986,007

Venator Materials Corporation

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		172	170,003

			$18,465,609

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.3%

Kronos Acquisition Holdings, Inc.

Term Loan, 9.40%, (1 mo. USD LIBOR + 7.00%), Maturing May 15, 2023		748	$744,385

Penn Engineering & Manufacturing Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		119	118,961

			$863,346

Containers and Glass Products — 3.7%

Berlin Packaging, LLC

Term Loan, 5.43%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		124	$120,463

Berry Global, Inc.

Term Loan, 4.41%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		384	382,170

Term Loan, Maturing May 15, 2026(5)	EUR	150	171,116

Term Loan, Maturing May 15, 2026(5)		450	447,648

BWAY Holding Company

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		1,206	1,167,234

Consolidated Container Company, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		172	169,795

Flex Acquisition Company, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		1,579	1,503,958

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		689	655,876

Libbey Glass, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		458	364,177

Pelican Products, Inc.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		297	292,545

Reynolds Group Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		2,478	2,462,815

Ring Container Technologies Group, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		391	386,761

Trident TPI Holdings, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		370	350,971

Verallia Packaging S.A.S.

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	655	744,815

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Verallia Packaging S.A.S. (continued)

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing August 1, 2025	EUR	675	$768,405

			$9,988,749

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		876	$829,836

			$829,836

Drugs — 5.6%

Albany Molecular Research, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		319	$314,124

Alkermes, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		188	187,014

Amneal Pharmaceuticals, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		1,658	1,650,250

Arbor Pharmaceuticals, Inc.

Term Loan, 7.33%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023		1,034	967,297

Bausch Health Companies, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025		2,765	2,766,485

Catalent Pharma Solutions, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026		374	374,527

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024		2,875	2,703,886

Horizon Pharma, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026		1,209	1,209,708

Jaguar Holding Company II

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022		3,227	3,211,415

Mallinckrodt International Finance S.A.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024		1,298	1,169,979

Term Loan, 5.53%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025		270	243,104

			$14,797,789

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 1.1%

Advanced Disposal Services, Inc.

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023		943	$943,065

EnergySolutions, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025		868	829,412

GFL Environmental, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		1,139	1,121,449

			$2,893,926

Electronics / Electrical — 17.9%

Almonde, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		1,686	$1,646,689

Applied Systems, Inc.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		1,354	1,345,030

Term Loan - Second Lien, 9.33%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		1,000	1,014,500

Aptean, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		249	249,219

Term Loan - Second Lien, 10.83%, (3 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		650	643,500

Avast Software B.V.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing September 30, 2023		342	341,882

Banff Merger Sub, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		1,517	1,442,455

Barracuda Networks, Inc.

Term Loan, 5.77%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		1,141	1,142,015

Blackhawk Network Holdings, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		371	369,095

BMC Software Finance, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	124	138,819

Canyon Valor Companies, Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		794	788,934

Carbonite, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing March 26, 2026		203	203,302

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Celestica, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025	149	$146,265

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing September 20, 2025	347	336,085

CommScope, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	825	825,103

CPI International, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	319	316,918

Datto, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing April 2, 2026	175	176,750

DigiCert, Inc.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	2,032	2,028,457

Electro Rent Corporation

Term Loan, 7.58%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	585	587,559

Energizer Holdings, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	249	248,907

Epicor Software Corporation

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	2,129	2,117,301

Exact Merger Sub, LLC

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	295	294,750

EXC Holdings III Corp.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	222	221,481

Financial & Risk US Holdings, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	572	555,779

Flexera Software, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	148	147,816

GlobalLogic Holdings, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	195	195,276

Hyland Software, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	1,534	1,531,307

Term Loan - Second Lien, 9.40%, (1 mo. USD LIBOR + 7.00%), Maturing July 7, 2025	1,456	1,467,245

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Infoblox, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		887	$888,575

Infor (US), Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		3,289	3,282,227

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	148	169,043

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		2,083	2,087,390

MA FinanceCo., LLC

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		1,323	1,311,828

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		222	218,092

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		580	522,486

Microchip Technology Incorporated

Term Loan, 4.41%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		704	701,950

MKS Instruments, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 2, 2026		175	174,934

MTS Systems Corporation

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		527	527,128

Prometric Holdings, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		148	147,203

Renaissance Holding Corp.

Term Loan, 5.73%, (2 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		569	553,596

Term Loan - Second Lien, 9.48%, (2 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		75	71,813

Seattle Spinco, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		1,499	1,472,832

SGS Cayman L.P.

Term Loan, 7.70%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		188	185,854

SkillSoft Corporation

Term Loan, 7.15%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		2,235	1,938,542

SolarWinds Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024		911	907,328

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	571	$569,155

SS&C Technologies, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	832	829,926

SurveyMonkey, Inc.

Term Loan, 6.14%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	473	471,318

Sutherland Global Services, Inc.

Term Loan, 7.70%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	806	798,417

Switch, Ltd.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	123	122,002

Tibco Software, Inc.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	245	245,330

Term Loan, Maturing June 11, 2026(5)	325	325,880

TriTech Software Systems

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	398	393,896

TTM Technologies, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	127	126,282

Uber Technologies

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	2,020	2,019,556

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	1,214	1,216,267

Ultimate Software Group, Inc. (The)

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	775	777,228

Ultra Clean Holdings, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	405	384,644

Verifone Systems, Inc.

Term Loan, 6.45%, (2 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	125	122,500

Term Loan, 6.52%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	448	435,437

Veritas Bermuda, Ltd.

Term Loan, 6.89%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	1,037	943,422

Vero Parent, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	1,204	1,201,147

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Wall Street Systems Delaware, Inc.

Term Loan, 5.65%, (6 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		318	$308,991

Western Digital Corporation

Term Loan, 4.15%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		792	776,366

			$47,751,024

Equipment Leasing — 0.1%

IBC Capital Limited

Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		272	$271,336

			$271,336

Financial Intermediaries — 4.4%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 5.14%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		200	$198,745

Aretec Group, Inc.

Term Loan, 6.65%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		1,619	1,588,272

Blackstone Mortgage Trust, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		175	175,875

Citco Funding, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		1,900	1,899,192

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(6)		1,397	509,789

Donnelley Financial Solutions, Inc.

Term Loan, 5.41%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023		57	56,786

EIG Management Company, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		123	123,900

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	325	371,608

Focus Financial Partners, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		866	866,385

Franklin Square Holdings L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		248	248,745

Greenhill & Co., Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		525	524,125

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

GreenSky Holdings, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		642	$641,073

Guggenheim Partners, LLC

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		506	506,930

Harbourvest Partners, LLC

Term Loan, 4.75%, (2 mo. USD LIBOR + 2.25%), Maturing March 1, 2025		506	503,687

LPL Holdings, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		637	636,431

Ocwen Loan Servicing, LLC

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing December 4, 2020		133	133,126

Sesac Holdco II, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024		269	263,884

StepStone Group L.P.

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025		296	297,361

Victory Capital Holdings, Inc.

Term Loan, 7.25%, (USD Prime + 1.75%), Maturing February 12, 2025		136	136,196

Term Loan, Maturing July 1, 2026(5)		650	651,625

Virtus Investment Partners, Inc.

Term Loan, 4.75%, (3 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		281	280,546

Walker & Dunlop, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025		1,119	1,119,375

			$11,733,656

Food Products — 4.3%

Alphabet Holding Company, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		1,130	$1,069,497

Badger Buyer Corp.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		172	165,060

CHG PPC Parent, LLC

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing March 30, 2025	EUR	1,375	1,581,102

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		223	221,494

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Del Monte Foods, Inc.

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		823	$585,750

Dole Food Company, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 6, 2024		784	766,703

Froneri International, Ltd.

Term Loan, 2.38%, (6 mo. EURIBOR + 2.38%), Maturing January 31, 2025	EUR	1,200	1,363,156

Hearthside Food Solutions, LLC

Term Loan, 6.09%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		844	825,789

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		199	197,259

High Liner Foods Incorporated

Term Loan, 5.82%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		364	344,150

HLF Financing S.a.r.l.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		496	496,560

Jacobs Douwe Egberts International B.V.

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing November 1, 2025	EUR	117	134,112

Term Loan, 4.50%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		681	680,906

JBS USA Lux S.A.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		1,945	1,944,180

Nomad Foods Europe Midco Limited

Term Loan, 4.64%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		566	560,773

Post Holdings, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		476	474,609

Restaurant Technologies, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		100	99,438

			$11,510,538

Food Service — 2.1%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		2,525	$2,511,454

Del Frisco’s Restaurant Group, Inc.

Term Loan, 8.44%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025		272	272,931

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

Dhanani Group, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		571	$552,193

IRB Holding Corp.

Term Loan, 5.64%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		891	882,411

NPC International, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		418	338,226

US Foods, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		395	392,866

Welbilt, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		639	631,017

			$5,581,098

Food / Drug Retailers — 1.3%

Albertsons, LLC

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		780	$781,277

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		1,713	1,714,179

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 17, 2025		484	481,955

Diplomat Pharmacy, Inc.

Term Loan, 6.91%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		220	202,400

Holland & Barrett International

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	200	189,551

Term Loan, 6.02%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	200	209,928

			$3,579,290

Health Care — 12.8%

Acadia Healthcare Company, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		117	$116,267

Accelerated Health Systems, LLC

Term Loan, 5.92%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		249	250,305

ADMI Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		817	805,520

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Akorn, Inc.

Term Loan, 9.44%, (1 mo. USD LIBOR + 7.00%), Maturing April 16, 2021		955	$900,378

Alliance Healthcare Services, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		385	371,525

Term Loan - Second Lien, 12.40%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		225	223,312

Argon Medical Devices, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025		420	419,818

athenahealth, Inc.

Term Loan, 7.05%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		898	897,470

Avantor, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		229	229,488

BioClinica, Inc.

Term Loan, 6.81%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		708	668,921

BW NHHC Holdco, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		470	438,802

Carestream Dental Equipment, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		663	653,792

Certara L.P.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		491	488,794

CHG Healthcare Services, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		1,507	1,502,276

Concentra, Inc.

Term Loan, 5.21%, (3 mo. USD LIBOR + 2.75%), Maturing June 1, 2022		377	377,964

Convatec, Inc.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023		268	268,125

CPI Holdco, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		367	367,182

CryoLife, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		222	222,364

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	390	436,796

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

DaVita, Inc.

Term Loan, 5.14%, (1 week USD LIBOR + 2.75%), Maturing June 24, 2021	758	$758,382

Envision Healthcare Corporation

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	2,164	1,884,141

Equian, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024	294	293,624

Gentiva Health Services, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	1,145	1,147,164

GHX Ultimate Parent Corporation

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	442	436,157

Greatbatch Ltd.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022	710	712,050

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	1,613	1,610,125

Hanger, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	494	494,367

Inovalon Holdings, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	571	571,163

IQVIA, Inc.

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	313	313,489

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	467	466,604

Kinetic Concepts, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	1,274	1,277,185

Medical Solutions, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	369	369,202

MPH Acquisition Holdings, LLC

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	1,571	1,505,547

National Mentor Holdings, Inc.

Term Loan, 6.66%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	13	13,237

Term Loan, 6.66%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	211	212,589

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Navicure, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	370	$367,666

One Call Corporation

Term Loan, 7.64%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	1,013	820,922

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.68%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	2,337	2,252,204

Parexel International Corporation

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	1,191	1,142,562

Phoenix Guarantor, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	875	871,901

Press Ganey Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	366	365,568

Prospect Medical Holdings, Inc.

Term Loan, 7.94%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	443	419,310

Radiology Partners Holdings, LLC

Term Loan, 7.36%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)	274	274,665

RadNet, Inc.

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	746	744,095

Select Medical Corporation

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	717	715,857

Sotera Health Holdings, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	411	406,396

Sound Inpatient Physicians

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	223	222,889

Surgery Center Holdings, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	467	451,909

Team Health Holdings, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	1,350	1,189,374

Tecomet, Inc.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	367	367,155

U.S. Anesthesia Partners, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	738	727,244

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Verscend Holding Corp.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		720	$721,469

Viant Medical Holdings, Inc.

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		223	222,824

Wink Holdco, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024		222	217,470

			$34,205,605

Home Furnishings — 0.8%

Bright Bidco B.V.

Term Loan, 5.85%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		736	$522,253

Serta Simmons Bedding, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023		2,376	1,535,531

			$2,057,784

Industrial Equipment — 5.9%

AI Alpine AT Bidco GmbH

Term Loan, 5.64%, (1 mo. USD LIBOR + 3.25%), Maturing October 31, 2025		100	$98,132

Altra Industrial Motion Corp.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		332	326,119

Apex Tool Group, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		1,131	1,091,355

Carlisle Foodservice Products, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		124	119,286

Clark Equipment Company

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		651	647,114

Coherent Holding GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	328	375,460

CPM Holdings, Inc.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 15, 2025		149	147,758

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	175	201,018

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		225	223,875

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	148	$167,862

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	369	419,657

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		392	390,848

DXP Enterprises, Inc.

Term Loan, 7.15%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		246	246,239

Engineered Machinery Holdings, Inc.

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		644	628,677

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		149	149,374

EWT Holdings III Corp.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		930	927,387

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	173	197,979

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		765	764,629

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	189	216,029

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		451	452,114

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	415	469,956

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		2,112	2,103,775

Hayward Industries, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		221	217,056

LTI Holdings, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		223	211,449

Milacron, LLC

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		1,209	1,178,575

Pro Mach Group, Inc.

Term Loan, 5.14%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025		123	119,040

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	39	$44,902

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	811	927,372

Robertshaw US Holding Corp.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		469	433,883

Shape Technologies Group, Inc.

Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		124	119,032

Tank Holding Corp.

Term Loan, 6.63%, (USD LIBOR + 4.00%), Maturing March 26, 2026(4)		225	225,387

Thermon Industries, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		144	144,293

Titan Acquisition Limited

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		1,407	1,345,623

Wittur GmbH

Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	450	515,746

			$15,847,001

Insurance — 5.3%

Alliant Holdings Intermediate, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		1,134	$1,103,969

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		225	222,413

AmWINS Group, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		1,345	1,337,882

Asurion, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		2,135	2,132,108

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		988	987,529

Term Loan - Second Lien, 8.90%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		1,800	1,827,751

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	250	284,808

FrontDoor, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		223	223,313

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Hub International Limited

Term Loan, 5.59%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		2,327	$2,272,337

NFP Corp.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		1,627	1,583,912

Sedgwick Claims Management Services, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		572	565,331

USI, Inc.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		1,625	1,587,281

			$14,128,634

Leisure Goods / Activities / Movies — 5.8%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		848	$847,411

Amer Sports Oyj

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), Maturing February 26, 2026	EUR	1,600	1,825,235

Ancestry.com Operations, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		1,389	1,387,752

Bombardier Recreational Products, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		2,077	2,051,472

CDS U.S. Intermediate Holdings, Inc.

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		461	448,458

ClubCorp Holdings, Inc.

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		857	794,737

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	395	448,593

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		802	789,361

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		747	731,468

Emerald Expositions Holding, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		520	512,388

Etraveli Holding AB

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	375	427,692

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Lindblad Expeditions, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		174	$174,906

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		696	699,625

Match Group, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		241	241,227

Sabre GLBL, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		468	467,710

SeaWorld Parks & Entertainment, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		811	809,938

SRAM, LLC

Term Loan, 5.23%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		651	650,961

Steinway Musical Instruments, Inc.

Term Loan, 6.14%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		420	411,294

Travel Leaders Group, LLC

Term Loan, 6.38%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		446	446,614

UFC Holdings, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		833	832,871

Vue International Bidco PLC

Term Loan, Maturing June 14, 2026(5)	EUR	297	338,946

Term Loan, Maturing June 18, 2026(5)	EUR	53	60,352

			$15,399,011

Lodging and Casinos — 5.0%

Aimbridge Acquisition Co., Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		125	$125,311

Aristocrat Technologies, Inc.

Term Loan, 4.34%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		507	503,389

Azelis Finance S.A.

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	900	1,033,112

Boyd Gaming Corporation

Term Loan, 4.62%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		434	431,943

CityCenter Holdings, LLC

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		1,178	1,175,327

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Eldorado Resorts, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing April 17, 2024		396	$395,481

ESH Hospitality, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		544	542,743

Golden Nugget, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023		1,964	1,950,600

GVC Holdings PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	600	682,473

Term Loan, 3.97%, (1 mo. GBP LIBOR + 3.25%), Maturing March 29, 2024	GBP	300	380,092

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		518	517,358

Hanjin International Corp.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		250	248,125

MGM Growth Properties Operating Partnership L.P.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		895	891,022

Playa Resorts Holding B.V.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		1,129	1,084,543

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	450	516,236

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		1,717	1,719,435

VICI Properties 1, LLC

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		1,026	1,016,410

			$13,213,600

Nonferrous Metals / Minerals — 1.1%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		74	$60,677

Dynacast International, LLC

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		580	561,987

Global Brass & Copper, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025		389	388,990

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)

Murray Energy Corporation

Term Loan, 9.77%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		922	$638,392

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(6)		449	1,966

Oxbow Carbon, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		662	665,225

Term Loan - Second Lien, 9.90%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		210	210,525

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	450	499,223

			$3,026,985

Oil and Gas — 3.6%

Ameriforge Group, Inc.

Term Loan, 9.33%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		333	$331,495

Apergy Corporation

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		135	134,687

Blackstone CQP Holdco L.P.

Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		475	476,187

Centurion Pipeline Company, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		124	124,686

CITGO Petroleum Corporation

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021		454	453,909

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing March 22, 2024		1,450	1,452,719

Delek US Holdings, Inc.

Term Loan, 4.58%, (3 mo. USD LIBOR + 2.25%), Maturing March 31, 2025		273	269,836

Equitrans Midstream Corporation

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing January 31, 2024		896	903,895

Fieldwood Energy, LLC

Term Loan, 7.65%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022		1,338	1,247,036

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(5)		275	274,914

McDermott Technology Americas, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing May 9, 2025		593	583,551

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

MEG Energy Corp.

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	575	$575,475

Prairie ECI Acquiror L.P.

Term Loan, 7.08%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	1,147	1,149,993

PSC Industrial Holdings Corp.

Term Loan, 6.14%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	345	344,247

Sheridan Investment Partners II, L.P.

Term Loan, 0.00%, Maturing December 16, 2020(6)	17	10,401

Term Loan, 0.00%, Maturing December 16, 2020(6)	44	27,888

Term Loan, 0.00%, Maturing December 16, 2020(6)	318	200,481

Sheridan Production Partners I, LLC

Term Loan, 5.98%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	57	40,458

Term Loan, 5.98%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	93	66,238

Term Loan, 5.98%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	699	499,877

Ultra Resources, Inc.

Term Loan, 6.40%, (6.15% cash (1 mo. USD LIBOR + 3.75%), 0.25% PIK), Maturing April 12, 2024	699	541,498

		$9,709,471

Publishing — 1.2%

Ascend Learning, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	540	$532,607

Getty Images, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	796	794,010

Harland Clarke Holdings Corp.

Term Loan, 7.08%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	382	323,493

LSC Communications, Inc.

Term Loan, 7.87%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	421	414,042

Multi Color Corporation

Term Loan, 6.50%, (USD Prime + 1.00%), Maturing October 31, 2024	148	147,996

ProQuest, LLC

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	790	789,201

Tweddle Group, Inc.

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	107	101,381

		$3,102,730

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television — 2.6%

ALM Media Holdings, Inc.

Term Loan, 6.83%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	196	$180,566

Cumulus Media New Holdings, Inc.

Term Loan, 6.91%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	724	721,743

E.W. Scripps Company (The)

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2026	150	149,531

Entercom Media Corp.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	495	495,199

Entravision Communications Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	428	413,322

Gray Television, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	116	115,576

Term Loan, 4.93%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	323	323,202

Hubbard Radio, LLC

Term Loan, 5.91%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	291	290,701

iHeartCommunications, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	1,273	1,275,767

Mission Broadcasting, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	158	157,061

Nexstar Broadcasting, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	790	786,448

Term Loan, Maturing June 20, 2026(5)	250	249,427

Sinclair Television Group, Inc.

Term Loan, 4.66%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	258	255,506

Univision Communications, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,698	1,619,282

		$7,033,331

Retailers (Except Food and Drug) — 2.8%

Ascena Retail Group, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	1,047	$690,200

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Bass Pro Group, LLC

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	614	$587,769

BJ’s Wholesale Club, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	437	438,169

Coinamatic Canada, Inc.

Term Loan, 5.65%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	21	21,393

David’s Bridal, Inc.

Term Loan, 9.89%, (1 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	128	129,318

Term Loan, 10.39%, (1 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	487	384,355

Global Appliance, Inc.

Term Loan, 6.41%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	451	448,347

Hoya Midco, LLC

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	975	965,458

J. Crew Group, Inc.

Term Loan, 5.42%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	1,394	1,070,622

LSF9 Atlantis Holdings, LLC

Term Loan, 8.42%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	451	421,919

PetSmart, Inc.

Term Loan, 6.67%, (1 mo. USD LIBOR + 4.25%), Maturing March 11, 2022	1,644	1,599,521

PFS Holding Corporation

Term Loan, 5.92%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	1,029	401,192

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	238	97,375

Radio Systems Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	196	194,285

		$7,449,923

Steel — 1.1%

Atkore International, Inc.

Term Loan, 5.07%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	655	$652,894

GrafTech Finance, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	1,218	1,198,847

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)

Neenah Foundry Company

Term Loan, 8.91%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	346	$342,644

Phoenix Services International, LLC

Term Loan, 6.16%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	395	395,095

Zekelman Industries, Inc.

Term Loan, 4.65%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	336	335,656

		$2,925,136

Surface Transport — 0.8%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.33%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	131	$131,836

Agro Merchants NAI Holdings, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	172	171,801

Hertz Corporation (The)

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	476	475,258

Kenan Advantage Group, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	54	51,955

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	177	170,848

PODS, LLC

Term Loan, 5.16%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	270	266,699

Stena International S.a.r.l.

Term Loan, 5.33%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	711	696,413

XPO Logistics, Inc.

Term Loan, 4.40%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	275	273,187

		$2,237,997

Telecommunications — 6.0%

CenturyLink, Inc.

Term Loan, 5.15%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	2,438	$2,383,783

Colorado Buyer, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	392	366,275

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Digicel International Finance Limited

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		860	$752,229

eircom Finco S.a.r.l.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing April 19, 2024	EUR	695	791,628

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 23, 2026	EUR	250	284,697

Term Loan, Maturing May 15, 2026(5)	EUR	350	398,625

Frontier Communications Corp.

Term Loan, 6.16%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		907	891,014

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	750	843,941

Global Eagle Entertainment, Inc.

Term Loan, 10.35%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		966	925,211

Intelsat Jackson Holdings S.A.

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		1,150	1,138,859

Term Loan, 6.90%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		850	854,887

IPC Corp.

Term Loan, 7.09%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		557	481,691

Onvoy, LLC

Term Loan, 6.83%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		831	693,781

Plantronics, Inc.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		597	594,781

Sprint Communications, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		1,637	1,615,482

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		373	370,324

Syniverse Holdings, Inc.

Term Loan, 7.40%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		469	434,860

Telesat Canada

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		2,187	2,165,640

			$15,987,708

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 2.9%

Brookfield WEC Holdings, Inc.

Term Loan, 5.90%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	1,070	$1,070,294

Calpine Construction Finance Company L.P.

Term Loan, 4.90%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	439	436,224

Calpine Corporation

Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	1,488	1,482,512

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	425	424,734

Granite Acquisition, Inc.

Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	53	53,146

Term Loan, 6.09%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	1,172	1,174,038

Lightstone Holdco, LLC

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	38	37,637

Term Loan, 6.15%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	675	667,308

Longview Power, LLC

Term Loan, 8.59%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	1,320	1,158,300

Talen Energy Supply, LLC

Term Loan, Maturing June 28, 2026(5)	350	346,500

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	448	448,785

Term Loan, 6.40%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	340	339,712

USIC Holdings, Inc.

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.00%), Maturing December 8, 2023	99	98,004

		$7,737,194

Total Senior Floating-Rate Loans (identified cost $371,795,292)		$359,674,557

Corporate Bonds & Notes — 11.8%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.4%

Huntington Ingalls Industries, Inc.

5.00%, 11/15/25(8)	5	$5,187

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

TransDigm, Inc.

6.50%, 7/15/24	447	$454,264

6.25%, 3/15/26(8)	175	183,531

7.50%, 3/15/27(8)	447	467,674

		$1,110,656

Automotive — 0.3%

Navistar International Corp.

6.625%, 11/1/25(8)	269	$283,123

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

8.50%, 5/15/27(8)	417	430,552

		$713,675

Building and Development — 0.0%(9)

Builders FirstSource, Inc.

5.625%, 9/1/24(8)	3	$3,103

Hillman Group, Inc. (The)

6.375%, 7/15/22(8)	18	16,020

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(8)	50	51,750

Standard Industries, Inc.

6.00%, 10/15/25(8)	30	31,988

		$102,861

Business Equipment and Services — 0.5%

EIG Investors Corp.

10.875%, 2/1/24	417	$444,105

First Data Corp.

5.00%, 1/15/24(8)	10	10,251

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(8)	325	331,500

5.75%, 4/15/26(8)	325	336,375

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	187	201,259

Solera, LLC/Solera Finance, Inc.

10.50%, 3/1/24(8)	10	10,862

		$1,334,352

Cable and Satellite Television — 0.5%

Altice France S.A.

8.125%, 2/1/27(8)	417	$438,893

Cablevision Systems Corp.

5.875%, 9/15/22	5	5,306

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.25%, 9/30/22	13	$13,221

5.75%, 1/15/24	5	5,124

5.375%, 5/1/25(8)	40	41,450

5.75%, 2/15/26(8)	20	21,025

5.50%, 5/1/26(8)	417	437,454

CSC Holdings, LLC

5.25%, 6/1/24	5	5,206

DISH DBS Corp.

6.75%, 6/1/21	5	5,263

5.875%, 7/15/22	427	435,006

		$1,407,948

Chemicals and Plastics — 0.4%

Chemours Co. (The)

7.00%, 5/15/25	417	$436,807

Hexion, Inc.

6.625%, 4/15/20(6)	900	702,000

W.R. Grace & Co.

5.125%, 10/1/21(8)	15	15,637

5.625%, 10/1/24(8)	5	5,413

		$1,159,857

Commercial Services — 0.2%

Allied Universal Holdco, LLC

6.625%, 7/15/26(8)(10)	417	$424,819

		$424,819

Conglomerates — 0.0%(9)

Spectrum Brands, Inc.

6.625%, 11/15/22	10	$10,265

5.75%, 7/15/25	30	31,312

		$41,577

Consumer Products — 0.0%(9)

Central Garden & Pet Co.

6.125%, 11/15/23	15	$15,638

		$15,638

Containers and Glass Products — 1.1%

Berry Global, Inc.

6.00%, 10/15/22	10	$10,225

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Owens-Brockway Glass Container, Inc.

5.875%, 8/15/23(8)	15	$16,235

6.375%, 8/15/25(8)	5	5,475

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20	1,914	1,921,165

6.097%, (3 mo. USD LIBOR + 3.50%) 7/15/21(8)(11)	450	451,125

7.00%, 7/15/24(8)	417	431,968

		$2,836,193

Drugs — 0.9%

Bausch Health Companies, Inc.

6.50%, 3/15/22(8)	404	$419,150

7.00%, 3/15/24(8)	525	559,178

5.50%, 11/1/25(8)	850	889,312

7.00%, 1/15/28(8)	417	433,159

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(8)	30	31,125

		$2,331,924

Ecological Services and Equipment — 0.2%

Clean Harbors, Inc.

5.125%, 6/1/21	30	$30,075

Covanta Holding Corp.

5.875%, 3/1/24	10	10,325

GFL Environmental, Inc.

8.50%, 5/1/27(8)	417	449,839

		$490,239

Electronics / Electrical — 0.2%

CommScope, Inc.

6.00%, 3/1/26(8)	450	$463,500

Infor (US), Inc.

6.50%, 5/15/22	25	25,534

		$489,034

Entertainment — 0.2%

Merlin Entertainments PLC

5.75%, 6/15/26(8)	417	$440,456

		$440,456

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 0.2%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22		15	$15,450

6.25%, 5/15/26(8)		417	422,734

JPMorgan Chase & Co.

Series S, 6.75% to 2/1/24 (12)(13)		35	38,708

Navient Corp.

5.00%, 10/26/20		10	10,225

			$487,117

Food Products — 0.4%

Dole Food Co., Inc.

7.25%, 6/15/25(8)		417	$405,533

Iceland Bondco PLC

5.071%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(11)	GBP	105	133,511

Post Holdings, Inc.

8.00%, 7/15/25(8)		5	5,375

5.625%, 1/15/28(8)		417	430,031

			$974,450

Food Service — 0.0%(9)

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.

4.625%, 1/15/22(8)		25	$25,062

			$25,062

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The)

9.75%, 5/1/23(8)		575	$393,875

			$393,875

Health Care — 1.5%

Avantor, Inc.

6.00%, 10/1/24(8)		675	$719,887

Centene Corp.

4.75%, 5/15/22		10	10,250

CHS/Community Health Systems, Inc.

6.25%, 3/31/23		725	700,531

Eagle Holding Co. II, LLC

7.75%, (7.75% cash or 8.50% PIK), 5/15/22(8)(14)		417	421,170

HCA Healthcare, Inc.

6.25%, 2/15/21		40	42,000

HCA, Inc.

6.50%, 2/15/20		10	10,231

5.875%, 2/15/26		10	11,075

5.375%, 9/1/26		417	450,360

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Hologic, Inc.

4.375%, 10/15/25(8)	10	$10,188

Polaris Intermediate Corp.

8.50%, (8.50% cash or 9.25% PIK), 12/1/22(8)(14)	417	370,087

RegionalCare Hospital Partners Holdings, Inc.

8.25%, 5/1/23(8)	850	905,250

Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.

7.50%, 10/1/24(8)	9	9,450

Teleflex, Inc.

5.25%, 6/15/24	10	10,284

Tenet Healthcare Corp.

6.00%, 10/1/20	20	20,700

4.375%, 10/1/21	300	306,000

8.125%, 4/1/22	20	21,075

6.75%, 6/15/23	5	5,038

		$4,023,576

Insurance — 0.2%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer

8.25%, 8/1/23(8)	20	$20,594

AssuredPartners, Inc.

7.00%, 8/15/25(8)	417	416,479

		$437,073

Internet Software & Services — 0.0%(9)

Netflix, Inc.

5.50%, 2/15/22	20	$21,100

5.875%, 2/15/25	20	22,100

Riverbed Technology, Inc.

8.875%, 3/1/23(8)	11	7,397

		$50,597

Leisure Goods / Activities / Movies — 0.5%

Mattel, Inc.

6.75%, 12/31/25(8)	417	$430,031

National CineMedia, LLC

6.00%, 4/15/22	350	354,375

Sabre GLBL, Inc.

5.375%, 4/15/23(8)	10	10,275

5.25%, 11/15/23(8)	20	20,700

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Viking Cruises, Ltd.

6.25%, 5/15/25(8)	20	$20,700

5.875%, 9/15/27(8)	417	423,255

		$1,259,336

Lodging and Casinos — 0.7%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(8)	417	$418,043

ESH Hospitality, Inc.

5.25%, 5/1/25(8)	15	15,413

GLP Capital, L.P./GLP Financing II, Inc.

4.875%, 11/1/20	35	35,695

Golden Nugget, Inc.

8.75%, 10/1/25(8)	417	438,892

MGM Growth Properties Operating Partnership, L.P./ MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24	5	5,406

MGM Resorts International

6.625%, 12/15/21	40	43,300

7.75%, 3/15/22	15	16,763

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	15	15,281

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC

7.00%, 7/15/26(8)	417	442,020

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(8)	417	419,085

		$1,849,898

Nonferrous Metals / Minerals — 0.0%(9)

New Gold, Inc.

6.25%, 11/15/22(8)	5	$4,688

		$4,688

Oil and Gas — 1.2%

Antero Resources Corp.

5.375%, 11/1/21	40	$39,650

5.625%, 6/1/23	5	4,850

Ascent Resources Utica Holdings, LLC/ARU Finance Corp.

10.00%, 4/1/22(8)	417	443,542

Centennial Resource Production, LLC

6.875%, 4/1/27(8)	417	423,255

CITGO Petroleum Corp.

6.25%, 8/15/22(8)	325	326,219

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

CVR Refining, LLC/Coffeyville Finance, Inc.

6.50%, 11/1/22	60	$61,245

Energy Transfer Operating, L.P.

5.875%, 1/15/24	15	16,683

Gulfport Energy Corp.

6.625%, 5/1/23	15	12,975

Hilcorp Energy I, L.P./Hilcorp Finance Co.

6.25%, 11/1/28(8)	417	421,691

Neptune Energy Bondco PLC

6.625%, 5/15/25(8)	463	472,260

Newfield Exploration Co.

5.625%, 7/1/24	65	72,074

Parsley Energy, LLC/Parsley Finance Corp.

5.25%, 8/15/25(8)	5	5,100

PBF Logistics, L.P./PBF Logistics Finance Corp.

6.875%, 5/15/23	20	20,725

Precision Drilling Corp.

6.50%, 12/15/21	568	572,305

Seven Generations Energy, Ltd.

6.75%, 5/1/23(8)	25	25,563

6.875%, 6/30/23(8)	15	15,281

Tervita Escrow Corp.

7.625%, 12/1/21(8)	240	245,330

Williams Cos., Inc. (The)

4.55%, 6/24/24	5	5,388

		$3,184,136

Publishing — 0.0%(9)

Tribune Media Co.

5.875%, 7/15/22	20	$20,448

		$20,448

Radio and Television — 0.2%

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/22	25	$25,687

Series B, 6.50%, 11/15/22	50	51,125

iHeartCommunications, Inc.

6.375%, 5/1/26	102	109,084

8.375%, 5/1/27	185	195,166

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(8)	15	15,094

Sirius XM Radio, Inc.

6.00%, 7/15/24(8)	40	41,260

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Univision Communications, Inc.

6.75%, 9/15/22(8)	124	$126,558

		$563,974

Retailers (Except Food and Drug) — 0.2%

Murphy Oil USA, Inc.

6.00%, 8/15/23	60	$61,875

Party City Holdings, Inc.

6.125%, 8/15/23(8)	25	25,250

6.625%, 8/1/26(8)	417	405,532

		$492,657

Road & Rail — 0.0%(9)

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(8)	20	$20,400

		$20,400

Software and Services — 0.0%(9)

IHS Markit, Ltd.

5.00%, 11/1/22(8)	25	$26,612

		$26,612

Steel — 0.2%

Allegheny Technologies, Inc.

7.875%, 8/15/23	463	$497,864

		$497,864

Surface Transport — 0.2%

DAE Funding, LLC

5.00%, 8/1/24(8)	417	$435,244

XPO Logistics, Inc.

6.50%, 6/15/22(8)	22	22,495

		$457,739

Telecommunications — 1.0%

CenturyLink, Inc.

6.75%, 12/1/23	15	$16,219

CommScope Technologies, LLC

6.00%, 6/15/25(8)	20	18,844

5.00%, 3/15/27(8)	417	364,875

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(8)	275	262,625

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Frontier Communications Corp.

7.625%, 4/15/24		10	$5,725

6.875%, 1/15/25		20	11,300

Hughes Satellite Systems Corp.

6.625%, 8/1/26		417	439,414

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23		10	9,175

8.50%, 10/15/24(8)		213	211,935

Level 3 Financing, Inc.

5.375%, 1/15/24		10	10,238

Sprint Communications, Inc.

7.00%, 8/15/20		76	78,945

6.00%, 11/15/22		5	5,225

Sprint Corp.

7.25%, 9/15/21		110	117,150

7.875%, 9/15/23		644	701,960

7.625%, 2/15/25		154	164,202

T-Mobile USA, Inc.

6.375%, 3/1/25		15	15,615

6.50%, 1/15/26		45	48,760

Wind Tre SpA

2.75%, (3 mo. EURIBOR + 2.75%) 1/20/24(8)(11)	EUR	275	309,204

			$2,791,411

Utilities — 0.3%

Calpine Corp.

5.25%, 6/1/26(8)		917	$936,486

Vistra Energy Corp.

8.125%, 1/30/26(8)		10	10,800

			$947,286

Total Corporate Bonds & Notes (identified cost $31,516,974)			$31,407,428

Asset-Backed Securities — 3.4%
Security		Principal Amount (000’s omitted)	Value

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 8.368%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(11)		$1,000	$941,917

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.93%, (3 mo. USD LIBOR + 6.60%), 7/15/32(8)(11)		500	496,358

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 8.986%, (3 mo. USD LIBOR + 6.70%), 7/15/32(8)(11)	$500	$500,625

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 9.097%, (3 mo. USD LIBOR + 6.50%), 1/14/32(8)(11)	600	586,046

Series 2015-5A, Class DR, 9.292%, (3 mo. USD LIBOR + 6.70%), 1/20/32(8)(11)	500	494,826

Dryden 40 Senior Loan Fund

Series 2015-40A, Class ER, 8.268%, (3 mo. USD LIBOR + 5.75%), 8/15/31(8)(11)	500	476,941

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 9.242%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(11)	500	481,470

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 7.842%, (3 mo. USD LIBOR + 5.25%), 4/20/31(8)(11)	500	449,423

Golub Capital Partners CLO, Ltd.

Series 2015-23A, Class ER, 8.342%, (3 mo. USD LIBOR + 5.75%), 1/20/31(8)(11)	600	556,654

Kayne CLO, Ltd.

Series 2019-5A, Class E, (3 mo. USD LIBOR + 6.70%), 7/24/32(8)(10)	500	492,500

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, (3 mo. USD LIBOR + 6.55%), 7/15/32(8)(10)	500	500,625

Neuberger Berman Loan Adviser CLO, Ltd.

Series 2019-31A, Class E, 9.274%, (3 mo. USD LIBOR + 6.75%), 4/20/31(8)(11)	500	495,310

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.438%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(11)	450	425,982

Series 2015-2A, Class DR, 9.092%, (3 mo. USD LIBOR + 6.50%), 7/20/30(8)(11)	600	597,990

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, (3 mo. USD LIBOR + 6.77%), 7/20/32(8)(10)	500	492,500

Voya CLO, Ltd.

Series 2013-1A, Class DR, 9.077%, (3 mo. USD LIBOR + 6.48%), 10/15/30(8)(11)	1,000	954,419

Total Asset-Backed Securities (identified cost $9,153,898)		$8,943,586

Common Stocks — 1.9%
Security	Shares	Value

Aerospace and Defense — 0.2%

IAP Global Services, LLC(3)(15)(16)	29	$372,386

		$372,386

Security	Shares	Value

Automotive — 0.1%

Dayco Products, LLC(15)(16)	10,159	$325,088

		$325,088

Electronics / Electrical — 0.0%(9)

Answers Corp.(3)(15)(16)	46,839	$93,678

		$93,678

Health Care — 0.0%(9)

New Millennium Holdco, Inc.(15)(16)	35,156	$2,813

		$2,813

Nonferrous Metals/Minerals — 0.0%

ASP United/GHX Holding, LLC(3)(15)(16)	38,082	$0

		$0

Oil and Gas — 0.7%

AFG Holdings, Inc.(3)(15)(16)	13,348	$857,876

Fieldwood Energy, Inc.(15)(16)	9,594	301,012

Nine Point Energy Holdings, Inc.(3)(16)(17)	325	3

Samson Resources II, LLC, Class A(15)(16)	22,051	529,224

Southcross Holdings Group, LLC(3)(15)(16)	30	0

Southcross Holdings L.P., Class A(15)(16)	30	16,125

		$1,704,240

Publishing — 0.6%

ION Media Networks, Inc.(3)(15)	2,155	$1,609,720

Tweddle Group, Inc.(3)(15)(16)	889	1,965

		$1,611,685

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(15)(16)	42,539	$200,784

Cumulus Media, Inc.(15)(16)	18,865	349,946

iHeartMedia, Inc., Class A(15)(16)	18,090	284,917

		$835,647

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, Inc.(15)(16)	9,424	$47,120

		$47,120

Total Common Stocks (identified cost $2,813,381)		$4,992,657

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.0%(9)
Security	Shares	Value

Oil and Gas — 0.0%(9)

Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(16)(17)	5	$4,052

Total Convertible Preferred Stocks (identified cost $5,000)		$4,052

Closed-End Funds — 2.0%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$633,802

Invesco Senior Income Trust	238,872	1,031,927

Nuveen Credit Strategies Income Fund	180,539	1,429,869

Nuveen Floating Rate Income Fund	73,198	721,000

Nuveen Floating Rate Income Opportunity Fund	51,054	497,266

Voya Prime Rate Trust	196,084	933,360

Total Closed-End Funds (identified cost $6,015,229)		$5,247,224

Miscellaneous — 0.0%(9)
Security	Principal Amount/ Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(3)(16)	200,340	$0

		$0

Oil and Gas — 0.0%(9)

Paragon Offshore Finance Company, Class A(15)(16)	764	$716

Paragon Offshore Finance Company, Class B(15)(16)	382	13,370

		$14,086

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(3)(16)	$10,000	$0

		$0

Total Miscellaneous (identified cost $8,309)		$14,086

Short-Term Investments — 1.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.40%(18)	3,194,436	$3,194,436

Total Short-Term Investments (identified cost $3,194,436)		$3,194,436

Total Investments — 155.0% (identified cost $424,502,519)		$413,478,026

Less Unfunded Loan Commitments — (0.1)%		$(144,784)

Net Investments — 154.9% (identified cost $424,357,735)		$413,333,242

Other Assets, Less Liabilities — (40.8)%		$(108,798,204)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (14.1)%		$(37,609,209)

Net Assets Applicable to Common Shares — 100.0%		$266,925,829

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)

The stated interest rate represents the weighted average interest rate at June 30, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after June 30, 2019, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Portfolio of Investments — continued

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2019, the aggregate value of these securities is $30,031,895 or 11.3% of the Trust’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)	When-issued security. For a variable rate security, interest rate will be determined after June 30, 2019.

(11)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2019.

(12)	Security converts to floating rate after the indicated fixed-rate coupon period.
(13)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Non-income producing security.

(17)	Restricted security (see Note 7).

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2019.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	5,000,830	EUR	4,449,117	Goldman Sachs International	7/31/19	$—	$(70,420)

USD	955,917	EUR	845,750	HSBC Bank USA, N.A.	7/31/19	—	(8,097)

USD	762,550	EUR	676,688	State Street Bank and Trust Company	7/31/19	—	(8,761)

USD	196,476	EUR	175,000	State Street Bank and Trust Company	7/31/19	—	(2,995)

USD	428,730	GBP	339,643	State Street Bank and Trust Company	7/31/19	—	(3,229)

USD	750,033	GBP	577,766	State Street Bank and Trust Company	7/31/19	15,228	—

USD	305,789	CAD	412,335	HSBC Bank USA, N.A.	8/30/19	—	(9,438)

USD	4,551,470	EUR	4,057,664	State Street Bank and Trust Company	8/30/19	—	(84,075)

USD	396,769	EUR	350,000	State Street Bank and Trust Company	8/30/19	—	(3,077)

USD	285,077	EUR	249,375	State Street Bank and Trust Company	8/30/19	187	—

USD	522,974	EUR	456,809	Deutsche Bank AG	9/30/19	—	(113)

USD	11,981,213	EUR	10,465,907	HSBC Bank USA, N.A.	9/30/19	—	(3,165)

						$15,415	$(193,370)

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Statement of Assets and Liabilities

Assets	June 30, 2019

Unaffiliated investments, at value (identified cost, $421,163,299)	$410,138,806

Affiliated investment, at value (identified cost, $3,194,436)	3,194,436

Cash	4,697,460

Foreign currency, at value (identified cost, $85,816)	85,827

Interest and dividends receivable	1,614,964

Dividends receivable from affiliated investment	8,686

Receivable for investments sold	4,986,700

Receivable for open forward foreign currency exchange contracts	15,415

Prepaid upfront fees on notes payable	86,816

Prepaid expenses	33,413

Total assets	$424,862,523

Liabilities

Notes payable	$103,000,000

Payable for investments purchased	14,351,882

Payable for when-issued securities	1,904,298

Payable for open forward foreign currency exchange contracts	193,370

Payable to affiliates:

Investment adviser fee	255,133

Administration fee	85,044

Trustees’ fees	5,755

Accrued expenses	532,003

Total liabilities	$120,327,485

Commitments and contingencies (Note 13)

Auction preferred shares (1,504 shares outstanding) at liquidation value plus cumulative unpaid dividends	$37,609,209

Net assets applicable to common shares	$266,925,829

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666

Additional paid-in capital	277,568,442

Accumulated loss	(11,021,279)

Net assets applicable to common shares	$266,925,829

Net Asset Value Per Common Share

($266,925,829 ÷ 37,866,607 common shares issued and outstanding)	$7.05

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Statement of Operations

Investment Income	Year Ended June 30, 2019

Interest and other income	$23,219,516

Dividends	641,479

Dividends from affiliated investment	127,270

Total investment income	$23,988,265

Expenses

Investment adviser fee	$3,155,995

Administration fee	1,040,435

Trustees’ fees and expenses	26,740

Custodian fee	185,137

Transfer and dividend disbursing agent fees	20,245

Legal and accounting services	122,895

Printing and postage	44,880

Interest expense and fees	3,797,347

Preferred shares service fee	42,078

Miscellaneous	32,050

Total expenses	$8,467,802

Net investment income	$15,520,463

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$778,323

Investment transactions — affiliated investment	753

Foreign currency transactions	34,146

Forward foreign currency exchange contracts	1,844,970

Net realized gain	$2,658,192

Change in unrealized appreciation (depreciation) —

Investments	$(8,799,622)

Foreign currency	(29,699)

Forward foreign currency exchange contracts	(491,053)

Net change in unrealized appreciation (depreciation)	$(9,320,374)

Net realized and unrealized loss	$(6,662,182)

Distributions to preferred shareholders	$(1,175,940)

Discount on redemption and repurchase of auction preferred shares	$1,920,000

Net increase in net assets from operations	$9,602,341

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$15,520,463	$14,578,151

Net realized gain	2,658,192	1,285,290

Net change in unrealized appreciation (depreciation)	(9,320,374)	241,828

Distributions to preferred shareholders (1)	(1,175,940)	(1,078,450)

Discount on redemption and repurchase of auction preferred shares	1,920,000	—

Net increase in net assets from operations	$9,602,341	$15,026,819

Distributions to common shareholders (1)	$(14,692,244)	$(13,821,312)

Net increase (decrease) in net assets	$(5,089,903)	$1,205,507

Net Assets Applicable to Common Shares

At beginning of year	$272,015,732	$270,810,225

At end of year	$266,925,829	$272,015,732 (2)

(1)

For the year ended June 30, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $349,767 at June 30, 2018. The requirement to disclose the corresponding amount as of June 30, 2019 was eliminated.

33	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2019

Net increase in net assets from operations	$9,602,341

Distributions to preferred shareholders	1,175,940

Discount on redemption and repurchase of auction preferred shares	(1,920,000)

Net increase in net assets from operations excluding distributions to preferred shareholders and discount on redemption and repurchase of auction preferred shares	$8,858,281

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(110,215,062)

Investments sold and principal repayments	116,972,982

Decrease in short-term investments, net	3,605,860

Net amortization/accretion of premium (discount)	(117,473)

Amortization of prepaid upfront fees on notes payable	120,449

Increase in interest and dividends receivable	(380,202)

Increase in dividends receivable from affiliated investment	(2,923)

Decrease in receivable for open forward foreign currency exchange contracts	420,894

Increase in prepaid expenses	(5,426)

Decrease in cash collateral due to brokers	(850,000)

Increase in payable for open forward foreign currency exchange contracts	70,159

Decrease in payable to affiliate for investment adviser fee	(10,382)

Decrease in payable to affiliate for administration fee	(2,296)

Increase in payable to affiliate for Trustees’ fees	5,755

Decrease in accrued expenses	(69,714)

Decrease in unfunded loan commitments	(516,781)

Net change in unrealized (appreciation) depreciation from investments	8,799,622

Net realized gain from investments	(779,076)

Net cash provided by operating activities	$25,904,667

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(14,692,244)

Cash distributions paid to preferred shareholders	(1,177,120)

Liquidation of auction preferred shares	(22,080,000)

Proceeds from notes payable	35,000,000

Repayments of notes payable	(25,000,000)

Payment of upfront fees on notes payable	(137,329)

Net cash used in financing activities	$(28,086,693)

Net decrease in cash and restricted cash*	$(2,182,026)

Cash and restricted cash at beginning of year (including foreign currency)	$6,965,313

Cash and restricted cash at end of year (including foreign currency)	$4,783,287

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$3,534,553

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $26,379.

34	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	June 30,
	2019	2018

Cash	$4,697,460	$4,537,683

Deposit for derivatives collateral — forward foreign currency exchange contracts	—	850,000

Foreign currency	85,827	1,577,630

Total cash and restricted cash as shown on the Statement of Cash Flows	$4,783,287	$6,965,313

35	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2019		2018	2017		2016	2015

Net asset value — Beginning of year (Common shares)	$7.180		$7.150	$6.650		$7.020	$7.340

Income (Loss) From Operations

Net investment income(1)	$0.410		$0.385	$0.404		$0.422	$0.401

Net realized and unrealized gain (loss)	(0.172)		0.038	0.436		(0.371)	(0.316)

Distributions to preferred shareholders —

From net investment income(1)	(0.031)		(0.028)	(0.014)		(0.009)	(0.003)

Discount on redemption and repurchase of auction preferred shares(1)	0.051		—	0.064		—	—

Total income from operations	$0.258		$0.395	$0.890		$0.042	$0.082

Less Distributions to Common Shareholders

From net investment income	$(0.388)		$(0.365)	$(0.390)		$(0.412)	$(0.402)

Total distributions to common shareholders	$(0.388)		$(0.365)	$(0.390)		$(0.412)	$(0.402)

Net asset value — End of year (Common shares)	$7.050		$7.180	$7.150		$6.650	$7.020

Market value — End of year (Common shares)	$6.230		$6.380	$6.650		$6.010	$6.210

Total Investment Return on Net Asset Value(2)	4.46	%(3)	6.12%	14.02	%(4)	1.57%	1.71%

Total Investment Return on Market Value(2)	3.88%		1.39%	17.34%		3.77%	(3.02)%

36	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$266,926	$272,016	$270,810	$251,789	$266,009

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees(6)	1.73%	1.82%	1.87%	1.96%	1.99%

Interest and fee expense(7)	1.40%	0.83%	0.52%	0.28%	0.28%

Total expenses(6)	3.13%	2.65%	2.39%	2.24%	2.27%

Net investment income	5.74%	5.36%	5.75%	6.38%	5.61%

Portfolio Turnover	26%	34%	42%	31%	33%

Senior Securities:

Total notes payable outstanding (in 000’s)	$103,000	$93,000	$92,000	$25,000	$60,000

Asset coverage per $1,000 of notes payable(8)	$3,957	$4,587	$4,613	$15,472	$7,267

Total preferred shares outstanding	1,504	2,464	2,464	4,400	4,400

Asset coverage per preferred share(9)	$72,464	$68,989	$69,078	$71,629	$64,119

Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 3.71%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 13.00%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Interest and fee expense relates to the notes payable to partially redeem the Trust’s Auction Preferred Shares (see Note 2) and/or to fund investments (see Note 9).

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 290%, 276%, 276%, 287% and 256% at June 30, 2019, 2018, 2017, 2016 and 2015, respectively.

(10)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended June 30,
	2019	2018	2017	2016	2015

Expenses excluding interest and fees	1.12%	1.17%	1.21%	1.21%	1.21%

Interest and fee expense	0.91%	0.54%	0.34%	0.17%	0.17%

Total expenses	2.03%	1.71%	1.55%	1.38%	1.38%

Net investment income	3.73%	3.46%	3.72%	3.93%	3.42%

37	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

38

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2019, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2019, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  New Accounting Pronouncement — During the year ended June 30, 2019, the Trust adopted the FASB’s Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230) - Restricted Cash” (ASU 2016-18), which became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Trust is required to include amounts described as restricted cash and

39

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

restricted cash equivalents with cash and cash equivalents when reconciling the beginning-of-year and end-of-year total amounts shown on the Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within the Statement of Cash Flows. This change in accounting had no impact on the Trust’s net assets.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on July 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

On June 29, 2018, the Trust announced a tender offer to purchase up to 39% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 14, 2018. The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) during the year ended June 30, 2019 and the number of APS issued and outstanding at June 30, 2019 are as follows:

	APS Redeemed During the Period	Redemption Amount	APS Issued and Outstanding

Series A	480	$11,040,000	752

Series B	480	11,040,000	752

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2019, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2019	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	2.92%	$587,911	2.75%	2.31–3.12

Series B	2.99	588,029	2.75	2.31–3.12

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2019.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

40

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended June 30, 2019 and June 30, 2018 was as follows:

	Year Ended June 30,
	2019	2018

Ordinary income	$15,868,184	$14,899,762

During the year ended June 30, 2019, accumulated loss was decreased by $5,070,896 and paid-in capital was decreased by $5,070,896 due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$961,262

Post October capital losses	$(1,431,100)

Net unrealized depreciation	$(10,551,441)

During the year ended June 30, 2019, capital loss carryforwards of $2,009,025 were utilized to offset net realized gains by the Trust.

At June 30, 2019, the Trust had a net capital loss of $1,431,100 attributable to security transactions incurred after October 31, 2018 that it has elected to defer. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending June 30, 2020.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at June 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$423,835,022

Gross unrealized appreciation	$5,058,351

Gross unrealized depreciation	(15,560,131)

Net unrealized depreciation	$(10,501,780)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. Pursuant to the investment advisory agreement between the Trust and EVM, the investment advisory fee payable by the Trust is 0.85% of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual investment adviser fee is reduced by 0.01% every May 1 thereafter for the next twenty-nine years. The Trust’s advisory fee is currently computed at an annual rate of 0.75% (0.76% prior to May 1, 2019) of its average weekly gross assets and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended June 30, 2019, the Trust’s investment adviser fee totaled $3,155,995. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2019, the administration fee amounted to $1,040,435.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $107,640,895 and $119,664,086, respectively, for the year ended June 30, 2019.

41

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended June 30, 2019 and June 30, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2019 and June 30, 2018.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,551,438 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2019 and June 30, 2018, there were no shares sold by the Trust pursuant to its shelf offering.

7  Restricted Securities

At June 30, 2019, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	325	$15,070	$3

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	5	5,000	4,052

Total Restricted Securities			$20,070	$4,055

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2019 is included in the Portfolio of Investments. At June 30, 2019, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $193,370. At June 30, 2019, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the

42

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$15,415	$(193,370)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of June 30, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$15,415	$(15,415)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Deutsche Bank AG	$(113)	$—	$—	$—	$(113)

Goldman Sachs International	(70,420)	—	—	—	(70,420)

HSBC Bank USA, N.A.	(20,700)	—	—	—	(20,700)

State Street Bank and Trust Company	(102,137)	15,415	—	—	(86,722)

	$(193,370)	$15,415	$—	$—	$(177,955)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

43

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$1,844,970	$(491,053)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended June 30, 2019, which is indicative of the volume of this derivative type, was approximately $24,898,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $125 million ($100 million prior to September 13, 2018) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 9, 2020, the Trust also pays a program fee of 0.85% (0.67% prior to March 11, 2019) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Prior to March 11, 2019, the liquidity fee was 0.15% on the total commitment (used or unused) or 0.25% if the outstanding loan amount was less than or equal to 60% of the total commitment. Program and liquidity fees for the year ended June 30, 2019 totaled $891,960 and are included in interest expense and fees on the Statement of Operations. In connection with the increase in the facility size in September 2018, the Trust paid an upfront fee of $12,329, which was amortized to interest expense through March 2019. The Trust paid an additional upfront fee of $125,000 in connection with the renewal of the Agreement in March 2019, which is being amortized to interest expense over a period of one year. The unamortized balance as of June 30, 2019 is approximately $87,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2019, the Trust had borrowings outstanding under the Agreement of $103,000,000 at an interest rate of 2.51%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at June 30, 2019. For the year ended June 30, 2019, the average borrowings under the Agreement and the average interest rate (excluding fees) were $103,016,438 and 2.50%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

44

Eaton Vance

Senior Income Trust

June 30, 2019

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2019, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$358,190,361	$1,339,412	$359,529,773

Corporate Bonds & Notes	—	31,407,428	—	31,407,428

Asset-Backed Securities	—	8,943,586	—	8,943,586

Common Stocks	550,730	1,506,299	2,935,628	4,992,657

Convertible Preferred Stocks	—	—	4,052	4,052

Closed-End Funds	5,247,224	—	—	5,247,224

Miscellaneous	—	14,086	0	14,086

Short-Term Investments	—	3,194,436	—	3,194,436

Total Investments	$5,797,954	$403,256,196	$4,279,092	$413,333,242

Forward Foreign Currency Exchange Contracts	$—	$15,415	$—	$15,415

Total	$5,797,954	$403,271,611	$4,279,092	$413,348,657

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(193,370)	$—	$(193,370)

Total	$—	$(193,370)	$—	$(193,370)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2019 is not presented.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust was approximately $1,787,000 (equal to 0.67% of net assets applicable to common shares at June 30, 2019). In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Trust did not suffer any loss to the Trust’s net asset value as a result of the settlement. The attorneys’ fees and costs related to these actions were expensed by the Trust as incurred.

45

Eaton Vance

Senior Income Trust

June 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

46

Eaton Vance

Senior Income Trust

June 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

47

Eaton Vance

Senior Income Trust

June 30, 2019

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

48

Eaton Vance

Senior Income Trust

June 30, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

49

Eaton Vance

Senior Income Trust

June 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

50

Eaton Vance

Senior Income Trust

June 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Senior Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

51

Eaton Vance

Senior Income Trust

June 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee. Additionally, the Board took into account the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board also considered that, following discussions with the Contract Review Committee, the Adviser had implemented a series of permanent reductions in management fees beginning in May 2010, which included a further fee reduction effective May 1, 2019.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

52

Eaton Vance

Senior Income Trust

June 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 168 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 168 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2021. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President
(2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2019. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee(3)	Until 2020. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

53

Eaton Vance

Senior Income Trust

June 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class III Trustee(3)	Until 2019. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional)
(2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm)
(1972-1981).

Other Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class II Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton(4) 1958	Class II Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(4) 1966	Class III Trustee	Until 2019. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2020. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class II Trustee	Until 2021. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

54

Eaton Vance

Senior Income Trust

June 30, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	APS Trustee
(4)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

55

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

56

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief

Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2018 and June 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/18	06/30/19
Audit Fees	$100,750	$100,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,900	$21,306
All Other Fees(3)	$0	$0

Total	$122,650	$121,306

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2018 and June 30, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/18	06/30/19
Registrant	$21,900	$21,306
Eaton Vance(1)	$51,855	$60,130

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Scott H. Page, John P. Redding and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Page is a Vice President of EVM and have been a portfolio manager of the Trust since October 1998. Mr. Redding is a Vice President of EVM and have been a portfolio manager of the Trust since November 2001. Messrs. Page, Redding and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,813.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,771.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,813.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	14	$28,836.2	0	$0
Other Pooled Investment Vehicles	10	$8,350.8	0	$0
Other Accounts	5	$4,933.4	0	$0

John P. Redding
Registered Investment Companies	3	$851.6	0	$0
Other Pooled Investment Vehicles	2	$77.1	0	$0
Other Accounts	0	$0	0	$0

Andrew N. Sveen
Registered Investment Companies	11	$25,878.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Scott H. Page	$100,001 - $500,000
John P. Redding	$100,001 - $500,000
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 26, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	August 26, 2019